UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2010
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.5
EX-4.6
EX-4.7
EX-4.8
EX-99.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On June 9, 2010, U.S. Bancorp, a Delaware corporation (the “Company”), filed an Amended Certificate of Designations for the purpose of amending in its entirety the designations, preferences, limitations and relative rights of its Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share and a liquidation preference of $100,000 per share (the “Series A Preferred Stock”), as set forth in the Company’s Certificate of Incorporation. A copy of the Amended Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 8.01. Other Events.
     On June 10, 2010, the Company settled its previously announced offer to exchange (the “Exchange Offer”) up to 1,250,000 of its Depositary Shares (the “Depositary Shares”), each representing a 1/100th interest in a share of the Company’s Series A Preferred Stock, for any and all of the 1,250,000 outstanding 6.189% Fixed-to-Floating Rate Normal Income Trust Securities, liquidation amount $1,000 per security (the “Normal ITS”) of USB Capital IX (the “Trust”), as well as the results of the Company’s concurrent solicitation (the “Consent Solicitation”) of consents (the “Consents”) to proposed amendments to the Trust documents related to the Normal ITS, the indenture pursuant to which the junior subordinated notes that correspond to the Normal ITS were issued and related documents (collectively, the “Proposed Amendments”).
     In the aggregate, the Company issued 547,622 Depositary Shares to tendering holders of Normal ITS in exchange for $547,622,000 aggregate liquidation amount of Normal ITS. The Company has also paid the holders of the $123,087,000 aggregate liquidation amount of Normal ITS for which separate Consents not accompanied by a tender of Normal ITS were received the consent fee of $1.25 per each Normal ITS for which a separate Consent was delivered. The Exchange Offer and the Consent Solicitation each expired at 11:59 p.m., New York City time, on June 7, 2010. The final results of the Exchange Offer and the Consent Solicitation were previously announced on June 8, 2010. The following documents related to the issuance of the Depositary Shares are being filed with this Current Report on Form 8-K and shall be incorporated herein by reference: (i) Amended Certificate of Designations of the Company, dated June 9, 2010; (ii) Deposit Agreement, dated June 10, 2010, between the Company and U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein; and (iii) form of Series A Preferred Stock certificate; and (iv) form of Depositary Receipt.
     In connection with the Consent Solicitation, the requisite Consents were received to approve the Proposed Amendments, which are operative as of June 10, 2010 in connection with the settlement of the Exchange Offer. The Company has entered into the following agreements to give effect to the Proposed Amendments, which are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) Eighth Supplemental Indenture, dated as of June 10, 2010, between the Company and Wilmington Trust Company, as successor indenture trustee; (ii) Amendment No. 1 to Amended and Restated Trust Agreement of the Trust, dated as of June 10, 2010, among the Company, Wilmington Trust Company, as Delaware Trustee and Property Trustee and the Administrative Trustees named therein; (iii) Amended and Restated Stock Purchase Contract Agreement, dated as of June 10, 2010, between the Company and the Trust, acting through Wilmington Trust Company, as Property Trustee; and (iv) Amended and Restated Collateral Agreement, dated as of June 10, 2010, among the Company, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and the Trust, acting through Wilmington Trust Company, as Property Trustee.
     In connection with the settlement of the Exchange Offer referenced above, the Company also entered into a Replacement Capital Covenant, dated June 10, 2010 (the “RCC”), whereby the Company agreed for the benefit of certain of its debt holders named therein that it would not redeem or repurchase shares of Series A Preferred Stock, unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
4.1	Amended Certificate of Designations of the Company with respect to its Series A Preferred Stock, dated June 9, 2010.

4.2	Form of certificate representing the Series A Preferred Stock.

4.3	Deposit Agreement, dated June 10, 2010, between the Company, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

4.5	Eighth Supplemental Indenture, dated as of June 10, 2010, between the Company and Wilmington Trust Company, as successor indenture trustee.

4.6	Amendment No. 1 to Amended and Restated Trust Agreement of the Trust, dated as of June 10, 2010, among the Company, Wilmington Trust Company, as Delaware Trustee and Property Trustee and the Administrative Trustees named therein.

4.7	Amended and Restated Stock Purchase Contract Agreement, dated as of June 10, 2010, between the Company and the Trust, acting through Wilmington Trust Company, as Property Trustee.

4.8	Amended and Restated Collateral Agreement, dated as of June 10, 2010, among the Company, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and the Trust, acting through Wilmington Trust Company, as Property Trustee.

99.1	Replacement Capital Covenant of the Company, dated as of June 10, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: June 10, 2010	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
4.1	Amended Certificate of Designations of the Company with respect to its Series A Preferred Stock, dated June 9, 2010.

4.2	Form of certificate representing the Series A Preferred Stock.

4.3	Deposit Agreement, dated June 10, 2010, between the Company, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

4.5	Eighth Supplemental Indenture, dated as of June 10, 2010, between the Company and Wilmington Trust Company, as successor indenture trustee.

4.6	Amendment No. 1 to Amended and Restated Trust Agreement of the Trust, dated as of June 10, 2010, among the Company, Wilmington Trust Company, as Delaware Trustee and Property Trustee and the Administrative Trustees named therein.

4.7	Amended and Restated Stock Purchase Contract Agreement, dated as of June 10, 2010, between the Company and the Trust, acting through Wilmington Trust Company, as Property Trustee.

4.8	Amended and Restated Collateral Agreement, dated as of June 10, 2010, among the Company, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and the Trust, acting through Wilmington Trust Company, as Property Trustee.

99.1	Replacement Capital Covenant of the Company, dated as of June 10, 2010.